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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM 8-K

                                 CURRENT REPORT
                                   PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2000

                              --------------------
                            GENOME THERAPEUTICS CORP.
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                   0-10824                  04-2297484
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
     of incorporation)                                    Identification Number)


                                100 BEAVER STREET
                          WALTHAM, MASSACHUSETTS 02453
          (Address, of principal executive offices, including zip code)

                                 (781) 398-2300

               (Registrant's Telephone number including area code)

                              --------------------




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Item 5.  OTHER EVENTS

         On April 3, 2000, Genome Therapeutics Corp. issued a press release announcing that it had entered into a collaboration with Compugen Inc.'s LabOnWeb.com to establish Internet-based access to Genome Therapeutics' proprietary PathoGenome-TM- Database. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1

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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


                                  GENOME THERAPEUTICS CORP.

                                  BY /s/ Philip V. Holberton
                                    ------------------------------
                                    TITLE: CHIEF FINANCIAL OFFICER


DATE: APRIL 3, 2000


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                                  EXHIBIT INDEX

99.1       Press Release dated April 3, 2000



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